VAN KAMPEN

PENNSYLVANIA TAX FREE INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2002

[PHOTO OF FATHER DAUGHTER SAILBOAT]

PRIVACY NOTICE INFORMATION ON THE BACK.

[VAN KAMPEN INVESTMENTS LOGO]

            TABLE OF CONTENTS

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                           CREDIT QUALITY       7
            TWELVE-MONTH DIVIDEND HISTORY       7
                        TOP FIVE HOLDINGS       8
                         TOP FIVE SECTORS       8
         Q&A WITH YOUR PORTFOLIO MANAGERS       9
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      21
            NOTES TO FINANCIAL STATEMENTS      27
           REPORT OF INDEPENDENT AUDITORS      33

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      34
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
          TRUSTEE AND OFFICER INFORMATION      36

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

LOOK TO VAN KAMPEN AS A TIME-TESTED PARTNER.

  NOT FDIC INSURED.             MAY LOSE VALUE.            NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
OCTOBER 18, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

UNEVEN GROWTH CHARACTERIZED THE ECONOMIC ENVIRONMENT DURING 2002'S SECOND AND THIRD QUARTERS. VARIOUS ECONOMIC INDICATORS ALTERNATED BETWEEN RESULTS THAT WERE, AT TIMES, STRONGER-THAN-ANTICIPATED AND THEN WEAKER-THAN-ANTICIPATED. BY THE END OF SEPTEMBER, THE FORWARD MOMENTUM THAT WAS EVIDENT IN JULY AND AUGUST APPEARED TO HAVE SLOWED NOTICEABLY.

YET, DESPITE THE UPS AND DOWNS, ECONOMIC ACTIVITY DID NOT RETREAT TO THE LOW LEVELS WITNESSED THROUGHOUT THE SECOND QUARTER OF 2002. FOR EXAMPLE, WHILE TOTAL EMPLOYMENT FELL SLIGHTLY IN SEPTEMBER, THE UNEMPLOYMENT RATE REMAINED BELOW THE SECOND QUARTER AVERAGE. DESPITE DIPPING BELOW THEIR AUGUST LEVELS, RETAIL SALES IN SEPTEMBER WERE THE THIRD-HIGHEST IN 2002.

CONSISTENT WITH ITS STATED BELIEF THAT AN ECONOMIC RECOVERY WAS UNDERWAY, THE FEDERAL RESERVE BOARD (THE FED) LEFT ITS INTEREST RATE TARGET FOR FEDERAL FUNDS AT 1.75 PERCENT. HOWEVER, DURING ITS REGULARLY SCHEDULED AUGUST 12 MEETING, THE FED SHIFTED ITS BIAS FROM ECONOMIC NEUTRALITY TO CONCERN OVER POTENTIAL ECONOMIC WEAKNESS.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 2000--SEPTEMBER 30, 2002)

[CHART]

Sep-00                                 0.6%
Dec-00                                 1.1%
Mar-01                                -0.6%
Jun-01                                -1.6%
Sep-01                                -0.3%
Dec-01                                 2.7%
Mar-02                                 5.0%
Jun-02                                 1.3%
Sep-02                                 3.1%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(SEPTEMBER 30, 2000--SEPTEMBER 30, 2002)

[CHART]

                              INTEREST RATES                     INFLATION
Sep-00                        6.500                              3.5
Oct-00                        6.500                              3.4
Nov-00                        6.500                              3.4
Dec-00                        6.500                              3.4
Jan-01                        5.500                              3.7
Feb-01                        5.500                              3.5
Mar-01                        5.000                              2.9
Apr-01                        4.500                              3.3
May-01                        4.000                              3.6
Jun-01                        3.750                              3.2
Jul-01                        3.750                              2.7
Aug-01                        3.500                              2.7
Sep-01                        3.000                              2.6
Oct-01                        2.500                              2.1
Nov-01                        2.000                              1.9
Dec-01                        1.750                              1.6
Jan-02                        1.750                              1.1
Feb-02                        1.750                              1.1
Mar-02                        1.750                              1.5
Apr-02                        1.750                              1.6
May-02                        1.750                              1.2
Jun-02                        1.750                              1.1
Jul-02                        1.750                              1.5
Aug-02                        1.750                              1.8
Sep-02                        1.750                              1.5

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL
PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT
(SEPTEMBER 30, 1992--SEPTEMBER 30, 2002)

[CHART]


                                                           LEHMAN BROTHERS MUNICIPAL BOND INDEX
                PENNSYLVANIA TAX FREE                  IS AN UNMANAGED, BROAD-BASED STATISTICAL
                          INCOME FUND                            COMPOSITE OF MUNICIPAL BONDS.*
9/92                           $9,524                                                   $10,000
12/92                          $9,727                                                   $10,182
3/93                          $10,101                                                   $10,560
6/93                          $10,529                                                   $10,906
9/93                          $10,898                                                   $11,274
12/93                         $11,015                                                   $11,433
3/94                          $10,340                                                   $10,805
6/94                          $10,459                                                   $10,927
9/94                          $10,538                                                   $10,999
12/94                         $10,386                                                   $10,846
3/95                          $11,103                                                   $11,608
6/95                          $11,220                                                   $11,888
9/95                          $11,498                                                   $12,229
12/95                         $12,112                                                   $12,734
3/96                          $11,904                                                   $12,581
6/96                          $11,966                                                   $12,677
9/96                          $12,278                                                   $12,968
12/96                         $12,579                                                   $13,298
3/97                          $12,531                                                   $13,266
6/97                          $12,909                                                   $13,723
9/97                          $13,299                                                   $14,137
12/97                         $13,660                                                   $14,521
3/98                          $13,813                                                   $14,688
6/98                          $14,009                                                   $14,910
9/98                          $14,354                                                   $15,369
12/98                         $14,380                                                   $15,461
3/99                          $14,494                                                   $15,598
6/99                          $14,244                                                   $15,330
9/99                          $13,974                                                   $15,263
12/99                         $13,731                                                   $15,143
3/00                          $14,104                                                   $15,586
6/00                          $14,243                                                   $15,822
9/00                          $14,549                                                   $16,205
12/00                         $15,098                                                   $16,914
3/01                          $15,334                                                   $17,290
6/01                          $15,442                                                   $17,404
9/01                          $15,877                                                   $17,892
12/01                         $15,697                                                   $17,773
3/02                          $15,803                                                   $17,941
6/02                          $16,289                                                   $18,597
9/02                          $17,050                                                   $19,481


THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

* LEHMAN BROTHERS

RETURN HIGHLIGHTS
(AS OF SEPTEMBER 30, 2002)


                                                                     A SHARES         B SHARES         C SHARES
----------------------------------------------------------------------------------------------------------------
One-year total return based on NAV(1)                                   7.39%             6.66%            6.59%
----------------------------------------------------------------------------------------------------------------
One-year total return(2)                                                2.31%             2.66%            5.59%
----------------------------------------------------------------------------------------------------------------
Five-year average annual total return(2)                                4.07%             4.05%            4.30%
----------------------------------------------------------------------------------------------------------------
Ten-year average annual total return(2)                                 5.48%               N/A              N/A
----------------------------------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)                             7.25%             4.95%(3)         4.49%
----------------------------------------------------------------------------------------------------------------
Commencement date                                                    05/01/87          05/03/93         08/13/93
----------------------------------------------------------------------------------------------------------------
Distribution rate(4)                                                    4.65%             4.15%            4.15%
----------------------------------------------------------------------------------------------------------------
Taxable-equivalent distribution rate(5)                                 7.79%             6.95%            6.95%
----------------------------------------------------------------------------------------------------------------
SEC Yield(6)                                                            4.32%             3.80%            3.80%
----------------------------------------------------------------------------------------------------------------

N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO .25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(5) TAXABLE-EQUIVALENT CALCULATIONS REFLECT A COMBINED FEDERAL AND STATE INCOME TAX RATE OF 40.3%, WHICH TAKES INTO CONSIDERATION THE DEDUCTIBILITY OF INDIVIDUAL STATE TAXES PAID.

(6) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED SEPTEMBER 30, 2002.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON THE INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

AS OF SEPTEMBER 30, 2002

[CHART]

AAA/Aaa............................... 65.3%
AA/Aa................................. 10.3%
A/A...................................  6.6%
BBB/Baa...............................  4.6%
BB/Ba.................................  2.1%
B/B...................................  0.5%
Non-Rated............................. 10.6%

AS OF SEPTEMBER 30, 2001

[CHART]

AAA/Aaa............................... 60.4%
AA/Aa.................................  9.7%
A/A...................................  6.2%
BBB/Baa...............................  6.9%
BB/Ba.................................  2.5%
Non-Rated............................. 14.3%

BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.

TWELVE-MONTH DIVIDEND HISTORY
(FOR THE YEAR ENDED SEPTEMBER 30, 2002)

[CHART]

10/01                       $.0720
11/01                       $.0720
12/01                       $.0720
1/02                        $.0720
2/02                        $.0720
3/02                        $.0720
4/02                        $.0720
5/02                        $.0720
6/02                        $.0720
7/02                        $.0720
8/02                        $.0720
9/02                        $.0720

THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.

TOP FIVE HOLDINGS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS--SEPTEMBER 30, 2002)

Philadelphia, PA Authority Industrial Development Lease
Revenue Series A                                                            5.2%
--------------------------------------------------------------------------------
Berks County, PA                                                            2.7%
--------------------------------------------------------------------------------
Pennsylvania State Higher Education Facility
Drexel University Unrefunded Balance                                        2.1%
--------------------------------------------------------------------------------
Philadelphia, PA School District Series A                                   2.0%
--------------------------------------------------------------------------------
Allegheny County, PA Port Authority Subordination
Lien Transportation                                                         1.8%
--------------------------------------------------------------------------------

SUBJECT TO CHANGE DAILY.

TOP FIVE SECTORS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

[CHART]

                             SEPTEMBER 30, 2002               SEPTEMBER 30, 2001
Public Education                    23.1%                          12.5%
Public Building                     13.6%                          10.5%
Higher Education                    12.6%                          11.0%
Health Care                          9.8%                          10.2%
General Purpose                      6.9%                           6.5%


SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY SECURITIES IN THE SECTORS SHOWN ABOVE. SECURITIES ARE CLASSIFIED BY SECTORS THAT REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

[PHOTO OF DENNIS S. PIETRZAK]
[PHOTO OF JOHN R. REYNOLDSON]
[PHOTO OF TIMOTHY D. HANEY]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DENNIS S. PIETRZAK, EXECUTIVE DIRECTOR; JOHN R. REYNOLDSON, EXECUTIVE DIRECTOR; AND TIMOTHY D. HANEY, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.

Q WHAT WAS THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A The economic backdrop of the past 12 months set the tone for historic levels of activity in the municipal bond market. The first six months of the fiscal year saw investors wavering between expectations of economic recovery on the one hand and continued economic malaise on the other. The Federal Reserve Bank continued to stimulate the flagging economy by lowering the federal funds target interest rate three times over the first three months of the period. With that rate at historic lows, the economy appeared to be moving gradually toward recovery.

      Market sentiment turned decidedly negative in the second half of the period. The economic indicators that had been giving mixed to positive signals moved into negative territory in April, and from then to the end of the period the bulk of the economic news came in weaker than expected. This, in combination with corporate mismanagement and geopolitical concerns, led to a marked deterioration in investor sentiment and helped push municipal bond yields to levels not seen since the mid 1960s.

      One of the most significant effects of the drop in yields has been a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations that had been issued during periods of higher interest rates. This wave of new issuance is on track to lift calendar year 2002 above the record of $292 billion in new issuance set in 1993.

      Faltering investor sentiment also prolonged the bear market in equities. While this has been a painful time for equity investors, it appears to have been a boon for municipal bond mutual funds. Investors seeking to put their cash to work have been drawn by the relatively strong performance of municipal bonds and have poured near-record amounts of money into municipal bond funds.

      This is not to say that the bond market was entirely immune to the bad news driving the stock market down. Much of that news centered on corporate-governance scandals and the faltering economy. These factors served to undermine the corporate-backed segments of the municipal market as well and led to general underperformance by lower-rated bonds relative to AAA-rated paper.

      Looking out along the yield curve, the past 12 months also saw two divergent periods of performance for intermediate and long-dated municipal bonds. During the first six months of the period, expectations of economic recovery brought the inevitable fears of rising interest rates. As a result, the short to intermediate portion of the yield curve turned in the best performance for that period. The long end of the curve rallied sharply in the second half of the period, when hopes for a quick recovery proved futile. Even with this rally, however, intermediate bonds still outperformed for the 12-month period.

      The Pennsylvania market became increasingly unbalanced over the period, with demand outstripping the supply of new debt. There has been a large amount of refinancing activity as Pennsylvania issuers have actively refinanced their older (and more expensive) bonds. This has caused many mutual funds to experience large amounts of call activity, which in turn pushed them into the market to purchase new bonds at lower yields. This had the effect of boosting demand even as supply remained fairly flat.

Q HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A The fund continued to provide shareholders with what we believe to be an attractive level of income, as its monthly dividend of $0.072 per Class A share translates to a distribution rate of 4.65 percent based on the fund's maximum offering price as of September 30, 2002. For the 12-month period ended September 30, 2002, the fund generated a total return of 7.39 percent.

      PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 8.93 percent. THIS INDEX IS AN UNMANAGED, BROAD-BASED STATISTICAL COMPOSITE OF MUNICIPAL BONDS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 5.

Q WHAT WERE THE KEY DRIVERS OF THE FUND'S PERFORMANCE?

A The fund's performance was hurt by unanticipated prepayment activity, which served to undercut the portfolio's price performance. Another position experienced credit problems, and we moved to protect the fund from any further deterioration by selling out of the position entirely when a favorable trading opportunity presented itself.

Q WHAT STRATEGIES DID YOU PURSUE IN MANAGING THE FUND?

A One of our primary strategies in managing the fund was to buy intermediate-term bonds. Our analysis at the beginning of the period indicated that this was the segment of the market that offered the greatest relative value, and so we made some selective purchases to boost the portfolio's exposure there. In making these purchases, we focused on buying bonds with premium coupons (and thus relatively high income) coupled with the muted interest-rate sensitivity of intermediate debt. This allowed us to invest at relatively high yields without subjecting shareholders to the excessive interest-rate risk of longer-term bonds.

      We also actively managed the fund's coupon exposures. The fund entered the period with a significant weighting in securities with below-market coupons. These bonds rallied strongly as interest rates declined, and we were able to sell several of the fund's positions at what we believe were very attractive prices. We reinvested the proceeds of those sales into bonds with somewhat higher coupons that we believe are well positioned for an eventual uptick in interest rates.

      Finally, we moved to limit the fund's credit risk. With so much uncertainty over the near-term state of the economy, we decided to improve the fund's overall credit profile by boosting its exposure to bonds rated AA or better. We largely funded these purchases through sales of bonds rated BBB or below.

Q WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A Our outlook remains what it has been for most of the past year. Economic activity is likely to pick up at some point, though it is difficult to say when. That said, with long-bond yields at 30-year lows, the likelihood of an impending turn in the cycle is higher than previously thought. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates. We also expect equity market sentiment to continue to be a key driver of cash flows into our market. Municipal bond funds seem likely to continue to enjoy strong inflows as long as stocks remain weak.

      After months of low issuance, we anticipate that the coming months will see a significant increase in issuance in Pennsylvania. The market has stabilized after a fairly turbulent year in some sectors, and we expect that issuers will be able to find plenty of buyers should the current wave of refinancing continue.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. Such bonds are issued to finance essential government projects, such as highways and schools.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


PAR
AMOUNT                                                                                                  MARKET
(000)          DESCRIPTION                                       COUPON        MATURITY                 VALUE
               PENNSYLVANIA MUNICIPAL BONDS  98.5%
$ 1,260        Allegheny Cnty, PA Arpt Auth Pittsburgh
               Intl Arpt Rfdg (FGIC Insd) ................        5.625%       01/01/10              $  1,425,388
  1,625        Allegheny Cnty, PA C-34 Conv Cap
               Apprec ....................................        8.625        02/15/04                 1,777,360
  1,000        Allegheny Cnty, PA Higher Edl Bldg
               Auth Univ Rev Duquesne Univ Proj
               (AMBAC Insd) ..............................        6.500        03/01/11                 1,235,600
  1,750        Allegheny Cnty, PA Higher Edl Bldg Auth
               Univ Rev Duquesne Univ Proj Rfdg
               (AMBAC Insd) ..............................        5.500        03/01/20                 2,034,917
  3,000        Allegheny Cnty, PA Higher Edl Bldg
               Carnegie Mellon Univ ......................        5.125        03/01/32                 3,107,340
  1,000        Allegheny Cnty, PA Hosp Dev Auth
               Hlthcare Fac Villa Saint Joseph ...........        5.875        08/15/18                   896,630
  2,140        Allegheny Cnty, PA Hosp Dev Auth Rev
               Hlth Fac Allegheny Vly Sch (Prerefunded
               @ 02/01/05) ...............................        7.750        02/01/15                 2,456,934
  2,000        Allegheny Cnty, PA Hosp Dev Auth Rev
               Ser A (MBIA Insd) .........................        6.500        11/15/30                 2,375,120
  1,000        Allegheny Cnty, PA Hosp Dev Auth Hlth
               Sys Ser B .................................        9.250        11/15/30                 1,102,820
  1,000        Allegheny Cnty, PA Indl Dev Auth Lease
               Rev .......................................        6.625        09/01/24                   919,520
    815        Allegheny Cnty, PA Indl Dev Auth Med
               Ctr Rev Presbyterian Med Ctr Rfdg
               (FHA Gtd) .................................        6.750        02/01/26                   879,303
  3,730        Allegheny Cnty, PA Port Auth Sub Lien
               Transn (MBIA Insd) ........................        5.500        06/01/09                 4,292,372
  2,000        Allegheny Cnty, PA Port Auth Transn
               (FGIC Insd) ...............................        5.500        03/01/15                 2,287,860
  1,000        Allegheny Cnty, PA Port Auth Transn
               (FGIC Insd) ...............................        5.500        03/01/16                 1,137,680
  1,000        Allegheny Cnty, PA Port Auth Transn
               (FGIC Insd) ...............................        5.500        03/01/17                 1,131,470
  1,000        Allegheny Cnty, PA Res Single Family
               (GNMA Collateralized) (a) .................        4.000        05/01/33                 1,000,330

SEE NOTES TO FINANCIAL STATEMENTS        13

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

PAR
AMOUNT                                                                                                  MARKET
(000)          DESCRIPTION                                       COUPON        MATURITY                 VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 1,945        Allegheny Cnty, PA Res Mtg Single
               Family Ser Z (GNMA Collateralized) (b) ....        6.875%       05/01/26             $  2,035,968
  2,000        Allegheny Cnty, PA San Auth Swr
               (MBIA Insd) ...............................        5.750        12/01/15                2,326,880
  2,000        Allegheny Cnty, PA San Auth Swr Rev
               (MBIA Insd) ...............................        5.750        12/01/16                2,313,000
  2,705        Bensalem Twp PA Sch Dist (FGIC
               Insd) (a) .................................        5.000        08/15/19                2,881,691
  6,000        Berks Cnty, PA (Inverse Fltg)
               (Prerefunded @ 12/10/02) (FGIC
               Insd) (c) .................................       11.000        11/10/20                6,315,000
    795        Berks Cnty, PA Muni Auth Rev
               Phoebe Berks Vlg Inc Proj Rfdg
               (Prerefunded @ 05/15/06) ..................        7.500        05/15/13                  988,741
  1,000        Berks Cnty, PA Muni Auth Rev
               Phoebe Berks Vlg Inc Proj Rfdg
               (Prerefunded @ 05/15/06) ..................        7.700        05/15/22                1,208,390
  2,000        Berwick, PA Area Sch Dist Ser A
               (FGIC Insd) ...............................        5.000        10/01/25                2,068,120
    600        Bethlehem, PA Area Sch Dist Ser A
               (FGIC Insd) ...............................        5.250        03/15/21                  645,108
  2,055        Bethlehem, PA Area Sch Dist Ser A
               (FGIC Insd) ...............................        5.250        03/15/22                2,196,302
  1,280        Bucks Cnty, PA Wtr & Swr Auth
               Neshaminy Interceptor Ser A
               (AMBAC Insd) ..............................        5.375        06/01/16                1,435,315
  1,050        Bucks Cnty, PA Wtr & Swr Auth
               Neshaminy Interceptor Ser A
               (AMBAC Insd) ..............................        5.375        06/01/17                1,172,230
  1,500        Canon McMillan Sch Dist PA Ser B
               (FGIC Insd) ...............................        5.500        12/01/29                1,612,635
  1,000        Chester Cnty, PA Hlth & Edl
               Fac Auth Hlth Sys Rev (AMBAC Insd) ........        5.650        05/15/20                1,041,400
  1,880        Chester Cnty, PA Hlth & Edl The
               Chester Cnty Hosp (MBIA Insd) .............        5.625        07/01/08                2,074,881
  1,000        Chester Cnty, PA Indl Dev Auth
               Westtown Sch Proj (AMBAC Insd) ............        5.000        01/01/31                1,033,220
  2,170        Council Rock, PA Sch Dist Ser A
               (MBIA Insd) ...............................        5.375        11/15/18                2,402,255
    400        Crawford Cnty, PA Hosp Auth Sr
               Living Fac Rev ............................        6.125        08/15/19                  392,552

                                    14         SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

PAR
AMOUNT                                                                                                 MARKET
(000)          DESCRIPTION                                       COUPON        MATURITY                VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 1,250        Cumberland Cnty, PA Mun Auth
               Dickinson College Ser A (AMBAC Insd) ......        5.500%       11/01/30             $  1,343,100
  2,000        Dauphin Cnty, PA Gen Auth Rev
               Hotel & Conf Ctr Hyatt Regency (d) ........        6.200        01/01/29                1,662,740
  1,500        Dauphin Cnty, PA Gen Auth Rev Office &
               Pkg Riverfront Office Rfdg ................        6.000        01/01/25                1,363,995
  1,240        Delaware Cnty, PA Auth College Cabrini
               College (Asset Gty Insd) ..................        5.750        07/01/23                1,340,167
  1,500        Delaware Cnty, PA Auth College
               Neumann College Rfdg ......................        6.000        10/01/31                1,542,510
  1,500        Delaware Cnty, PA Auth Rev Dunwoody
               Vlg Proj ..................................        6.250        04/01/30                1,581,105
    500        Delaware Cnty, PA Auth Rev First Mtg
               Riddle Vlg Proj Rfdg ......................        6.200        06/01/05                  505,150
  3,000        Delaware Cnty, PA Auth Rev First Mtg
               Riddle Vlg Proj Rfdg ......................        7.000        06/01/26                3,013,980
  2,110        Delaware Cnty, PA Auth Univ Rev
               Villanova Univ Ser A (MBIA Insd) ..........        5.500        12/01/11                2,479,166
  2,500        Delaware Cnty, PA Indl Dev Auth Wtr Fac
               PA Suburban Wtr (AMBAC Insd) ..............        5.350        10/01/31                2,634,825
  1,280        Delaware Cnty, PA Regl Wtr (FGIC Insd) ....        5.250        05/01/13                1,451,418
  3,535        Delaware Valley, PA Regl Fin Auth .........        5.750        07/01/17                4,230,052
  2,670        Downington, PA Area Sch Dist (FSA Insd) ...        5.250        04/01/15                2,958,253
  2,000        Erie Cnty, PA Hosp Auth Rev Saint
               Vincent Hlth Cent Proj Ser A (MBIA Insd) ..        6.375        07/01/22                2,046,600
  2,115        Greater Johnstown, PA Sch Dist Ser B
               (MBIA Insd) ...............................        5.375        08/01/15                2,389,738
  2,730        Greater Latrobe, PA Sch Auth
               (FGIC Insd) ...............................        5.250        04/01/17                3,014,602
    720        Greensburg Salem, PA Sch Dist Rfdg
               (FGIC Insd) ...............................        5.375        09/15/16                  813,600
  1,415        Greensburg Salem, PA Sch Dist Rfdg
               (FGIC Insd) ...............................        5.375        09/15/17                1,591,450
    790        Grove City, PA Area Hosp Auth Hlth Fac
               Rev Grove Manor Proj ......................        6.625        08/15/29                  794,969
  1,000        Harrisburg, PA Auth Office & Pkg Rev
               Ser A (Prerefunded @ 05/01/08) ............        6.000        05/01/19                1,172,000
  1,500        Harrisburg, PA Auth Rev Pooled Univ
               Pgm Ser II (Prerefunded @ 09/15/07)
               (MBIA Insd) ...............................        5.625        09/15/17                1,725,375

SEE NOTES TO FINANCIAL STATEMENTS           15

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

PAR
AMOUNT                                                                                                 MARKET
(000)          DESCRIPTION                                       COUPON        MATURITY                 VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 1,865        Harveys Lake Gen Muni Auth PA
               College Rev College Misericordia
               Proj (ACA Insd) ...........................        5.750%       05/01/14              $  2,022,089
    555        Hazleton, PA Hlth Svcs Auth Hosp Rev ......        5.500        07/01/07                   584,654
    370        Hazleton, PA Hlth Svcs Auth Saint
               Joseph Med Cent Rfdg ......................        5.850        07/01/06                   393,436
  1,000        Lancaster Cnty, PA Hosp Auth Rev Hlth
               Cent Saint Annes Home .....................        6.600        04/01/24                   997,720
  2,000        Lehigh Cnty, PA Gen Purp Auth Cedar
               Crest College Rfdg ........................        6.700        04/01/26                 2,097,280
  1,500        Lehigh Cnty, PA Gen Purp Auth Hosp
               Lehigh Vy Hlth Network Ser B (FSA Insd) ...        5.000        07/01/31                 1,539,450
  1,000        Lehigh Cnty, PA Gen Purp Auth Rev
               First Mtg Bible Fellowship Proj
               Ser A .....................................        6.000        12/15/23                   906,670
  1,760        Lehigh Cnty, PA Gen Purp Auth Rev
               Kidspeace Oblig Group Rfdg ................        6.000        11/01/23                 1,624,603
  1,085        Lehigh Cnty, PA Indl Dev Auth Hlth
               Fac Rev Lifepath Inc Proj .................        6.300        06/01/28                   930,941
  2,000        Lycoming Cnty, PA Auth Hosp Lease
               Rev Divine Providence Sisters Ser A
               (Prerefunded @ 07/01/03) ..................        6.500        07/01/22                 2,034,680
  1,250        McKeesport, PA Area Sch Dist Cap
               Apprec Ser A (AMBAC Insd) .................        *            10/01/13                   817,225
  2,000        McKeesport, PA Area Sch Dist Cap
               Apprec Ser A (AMBAC Insd) .................        *            10/01/15                 1,163,480
  3,630        McKeesport, PA Area Sch Dist Cap
               Apprec Ser C (AMBAC Insd) .................        *            10/01/22                 1,367,675
  1,095        Mercer Cnty, PA (FGIC Insd) ...............        5.500        10/01/17                 1,238,927
  1,500        Mifflin Cnty, PA Hosp Auth
               (Asset Gtd Insd) ..........................        6.200        07/01/25                 1,663,515
  1,000        Montgomery Cnty, PA Higher Ed
               Temple Continuing Care Ctr ................        6.625        07/01/19                   885,900
  1,000        Montgomery Cnty, PA Indl Dev Auth
               Retirement Cmnty Rev ......................        6.300        01/01/13                 1,006,140
  1,000        Montgomery Cnty, PA Indl Dev Auth
               Retirement Cmnty Rev Adult Cmntys
               Total Svcs Ser B ..........................        5.625        11/15/12                 1,066,170
  3,000        Montgomery Cnty, PA Indl Dev Auth
               Rev Res Recov (LOC: Banque Paribas) .......        7.500        01/01/12                3,037,050
    945        Montgomery Cnty, PA Indl Dev Auth
               Rev Wordsworth Academy ....................        7.750        09/01/24                  980,910

                                  16           SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

PAR
AMOUNT                                                                                                  MARKET
(000)          DESCRIPTION                                       COUPON        MATURITY                 VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 2,000        Mount Lebanon, PA Hosp Auth Saint
               Clair Mem Hosp ............................        5.625%       07/01/32              $  2,025,260
  1,340        Muhlenberg, PA Sch Dist Ser A (FGIC
               Insd) .....................................        5.375        04/01/16                 1,507,594
  1,000        North Penn, PA Wtr Auth Wtr Rev
               (Prerefunded @ 11/01/04) (FGIC Insd) ......        6.875        11/01/19                 1,118,600
  1,290        Northampton Twp, PA (FGIC Insd) ...........        5.375        05/15/16                 1,436,660
  1,000        Northeastern PA Hosp & Edl Auth
               College Rev Gtd Luzerne Cnty Cmnty
               College (Prerefunded @ 02/15/05)
               (AMBAC Insd) ..............................        6.625        08/15/15                 1,113,270
  2,037        Oil City, PA Towne Tower Proj
               (FHA Gtd) .................................        6.750        05/01/20                 2,224,534
  1,440        Owen J Roberts Sch Dist PA (FSA Insd) .....        5.500        08/15/18                 1,630,426
  1,000        Oxford, PA Area Sch Dist Ser A
               (FGIC Insd) ...............................        5.500        02/15/16                 1,142,730
  3,000        Pennsylvania Econ Dev Fin Auth Res
               Recovery Rev Colver Proj Ser D ............        7.050        12/01/10                 3,132,660
  1,500        Pennsylvania Econ Dev Fin Auth Res
               Recovery Rev Colver Proj Ser D ............        7.125        12/01/15                 1,572,420
    535        Pennsylvania Hsg Fin Agy Single
               Family Mtg Ser 40 .........................        6.900        04/01/25                   554,816
    770        Pennsylvania Hsg Fin Agy Single
               Family Mtg Ser 42 .........................        6.850        04/01/25                   806,891
  3,250        Pennsylvania Hsg Fin Agy Single
               Family Mtg Ser 74B ........................        5.250        04/01/32                 3,308,402
  1,200        Pennsylvania St Higher Edl Fac Auth
               College & Univ Rev Bryn Mawr College
               (MBIA Insd) ...............................        5.625        12/01/27                 1,284,108
    670        Pennsylvania St Higher Edl Fac Auth
               Rev Drexel Univ Rfdg (Prerefunded @
               05/01/03) .................................        6.375        05/01/17                   702,120
  4,730        Pennsylvania St Higher Edl Fac Drexel
               Univ Unrefunded Balance ...................        6.375        05/01/17                 4,946,681
  1,600        Pennsylvania St Higher Edl Univ of
               Scranton (AMBAC Insd) .....................        5.750        11/01/15                 1,860,432
  3,000        Pennsylvania St Higher Edl UPMC
               Hlth Sys Ser A ............................        6.000        01/15/31                 3,173,670
  1,365        Perkiomen Vy Sch Dist PA (FSA Insd) .......        5.500        03/01/15                 1,551,363
  1,445        Perkiomen Vy Sch Dist PA (FSA Insd) .......        5.500        03/01/16                 1,633,312
  2,000        Philadelphia, PA (FSA Insd) ...............        5.250        09/15/13                 2,251,960

SEE NOTES TO FINANCIAL STATEMENTS          17

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

PAR
AMOUNT                                                                                                 MARKET
(000)         DESCRIPTION                                       COUPON        MATURITY                 VALUE
              PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 1,000       Philadelphia, PA Auth Indl Dev
              Hlthcare Fac Rev Baptist Home of
              Philadelphia Ser A ........................        5.600%       11/15/28              $    833,050
 11,565       Philadelphia, PA Auth Indl Dev Lease
              Rev Ser A (MBIA Insd) .....................        5.375        02/15/27                12,345,638
  2,505       Philadelphia, PA Auth Indl Dev Rev
              Coml Dev Rfdg .............................        7.750        12/01/17                 2,594,103
  3,000       Philadelphia, PA Gas Wks Rev Ser 14
              Rfdg (FSA Insd) (b) .......................        6.250        07/01/08                 3,164,340
  1,000       Philadelphia, PA Gas Wks Rev Third
              Ser (FSA Insd) ............................        5.500        08/01/15                 1,140,630
  1,000       Philadelphia, PA Gas Wks Rev Third
              Ser (FSA Insd) ............................        5.500        08/01/16                 1,134,160
  1,000       Philadelphia, PA Gas Wks Rev Third
              Ser (FSA Insd) ............................        5.500        08/01/17                 1,127,730
  1,500       Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec
              (FSA Insd) ................................        *            03/15/08                 1,260,675
  3,750       Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec
              (FSA Insd) ................................        *            03/15/11                 2,734,200
  3,775       Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec
              (FSA Insd) ................................        *            03/15/12                 2,624,607
  4,500       Philadelphia, PA Muni Auth Rev Muni
              Svcs Bldg Lease Cap Apprec
              (FSA Insd) ................................        *            03/15/13                 2,967,795
  2,000       Philadelphia, PA Redev Auth Rev
              Neighborhood Transformation
              (FGIC Insd) ...............................        5.000        04/15/09                 2,234,960
  4,000       Philadelphia, PA Sch Dist Ser A
              (FSA Insd) ................................        5.750        02/01/12                 4,675,560
  1,030       Philadelphia, PA Sch Dist Ser A
              (FSA Insd) ................................        5.500        02/01/18                 1,158,297
  2,600       Philadelphia, PA Sch Dist Ser A
              (FSA Insd) ................................        5.500        02/01/20                 2,880,904
  2,000       Philadelphia, PA Wtr & Wastewtr
              Rev Rfdg (MBIA Insd) ......................        5.625        06/15/08                 2,296,180
  1,000       Pittsburgh, PA Sch Dist
              (Prerefunded @ 09/01/09) (FSA Insd) .......        5.500        09/01/17                 1,163,620
  1,470       Pittsburgh, PA Urban Redev Auth
              Mtg Rev Ser C1 ............................        6.800        10/01/25                 1,509,661

                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

PAR
AMOUNT                                                                                                  MARKET
(000)          DESCRIPTION                                       COUPON        MATURITY                 VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
$ 1,475        Pittsburgh, PA Urban Redev Auth
               Mtg Rev Ser D .............................        6.250%       10/01/17              $  1,542,555
  1,000        Scranton-Lackawanna, PA Hlth &
               Welfare Auth Rev Marian Cmnty
               Hosp Proj Rfdg ............................        7.125        01/15/13                 1,005,120
  1,630        Spring Ford Area Sch Dist, PA Ser A
               (FSA Insd) ................................        5.500        09/01/14                 1,873,147
  1,720        Spring Ford Area Sch Dist, PA Ser A
               (FSA Insd) ................................        5.500        09/01/15                 1,965,272
  1,210        State Pub Sch Bldg Auth PA College
               Rev Montgomery Cnty Cmnty College
               Rfdg ......................................        5.500        05/01/13                 1,420,746
  1,275        State Pub Sch Bldg Auth PA College
               Rev Montgomery Cnty Cmnty College
               Rfdg ......................................        5.500        05/01/14                 1,500,815
  2,180        State Pub Sch Bldg Auth PA Sch Rev
               Burgettstown Sch Dist Ser D
               (Prerefunded @ 02/01/05) (MBIA Insd) ......        6.500        02/01/14                 2,416,901
  2,000        Sto-Rox Sch Dist PA ( Prerefunded
               12/15/10) (MBIA Insd) .....................        5.800        06/15/30                 2,391,000
  1,660        Upper St Clair Twp PA Sch Dist
               (FSA Insd) ................................        5.375        07/15/15                 1,884,366
  1,200        Upper St Clair Twp PA Sch Dist
               (FSA Insd) ................................        5.375        07/15/17                 1,347,516
  2,500        Washington Cnty, PA Ser A
               (AMBAC Insd) ..............................        5.125        09/01/27                 2,618,525
  1,500        West Shore, PA Area Hosp Auth Holy
               Spirit Hosp Proj ..........................        6.250        01/01/32                 1,551,435
                                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
     (Cost $217,781,578) .................................................................            236,559,059

SHORT-TERM INVESTMENT 0.6%
     (Cost $1,500,000) ...................................................................              1,500,000
                                                                                                     ------------
TOTAL INVESTMENTS  99.1%
     (Cost $219,281,578) .................................................................            238,059,059

OTHER ASSETS IN EXCESS OF LIABILITIES  0.9% ..............................................              2,104,961
                                                                                                     ------------
NET ASSETS 100.0% ........................................................................           $240,164,020
                                                                                                     ============

SEE NOTES TO FINANCIAL STATEMENTS             19

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2002

*ZERO COUPON BOND
(a) SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS.
(b) ASSETS SEGREGATED AS COLLATERAL FOR WHEN-ISSUED OR DELAYED DELIVERY PURCHASE COMMITMENTS.
(c) AN INVERSE FLOATING RATE SECURITY IS ONE WHERE THE COUPON IS INVERSELY INDEXED TO A SHORT-TERM FLOATING INTEREST RATE MULTIPLIED BY A SPECIFIC FACTOR. AS THE FLOATING RATE RISES, THE COUPON IS REDUCED. CONVERSELY, AS THE FLOATING RATE DECLINES, THE COUPON IS INCREASED. THE PRICE OF THESE SECURITIES MAY BE MORE VOLATILE THAN THE PRICE OF A COMPARABLE FIXED RATE SECURITY. THESE INSTRUMENTS ARE TYPICALLY USED BY THE FUND TO ENHANCE THE YIELD OF THE PORTFOLIO. ALL OF THE FUND'S PORTFOLIO HOLDINGS, INCLUDING DERIVATIVE INSTRUMENTS, ARE MARKED TO MARKET EACH DAY WITH THE CHANGE IN VALUE REFLECTED IN THE UNREALIZED APPRECIATION/DEPRECIATION. UPON DISPOSITION, A REALIZED GAIN OR LOSS IS RECOGNIZED ACCORDINGLY.
(d) THESE SECURITIES ARE RESTRICTED AND MAY BE RESOLD ONLY IN TRANSACTIONS EXEMPT FROM REGISTRATION WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

ACA--AMERICAN CAPITAL ACCESS
AMBAC--AMBAC Indemnity Corp.
ASSET GTY--ASSET GUARANTY INSURANCE CO.
FGIC--FINANCIAL GUARANTY INSURANCE CO.
FHA--FEDERAL HOUSING ADMINISTRATION
FSA--FINANCIAL SECURITY ASSURANCE INC.
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LOC--LETTER OF CREDIT
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE CORP.

                                    20         SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

ASSETS:
Total Investments (Cost $219,281,578) .....................................................          $238,059,059
Cash ......................................................................................                65,466
Receivables:
   Interest ...............................................................................             3,314,115
   Investments Sold .......................................................................             2,887,837
   Fund Shares Sold .......................................................................               576,630
Other .....................................................................................                99,630
                                                                                                     ------------
      Total Assets ........................................................................           245,002,737
                                                                                                     ------------
LIABILITIES:
Payables:
   Investments Purchased ..................................................................             3,889,624
   Income Distributions ...................................................................               385,573
   Distributor and Affiliates .............................................................               138,224
   Investment Advisory Fee ................................................................               117,081
   Fund Shares Repurchased ................................................................                48,305
Trustees' Deferred Compensation and Retirement Plans ......................................               144,196
Accrued Expenses ..........................................................................               115,714
                                                                                                     ------------
      Total Liabilities ...................................................................             4,838,717
                                                                                                     ------------
NET ASSETS ................................................................................          $240,164,020
                                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of shares
   authorized) ............................................................................          $224,991,811
Net Unrealized Appreciation ...............................................................            18,777,481
Accumulated Undistributed Net Investment Income ...........................................               359,029
Accumulated Net Realized Loss .............................................................            (3,964,301)
                                                                                                     ------------
NET ASSETS ................................................................................          $240,164,020
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $211,682,416 and 11,951,678 shares of beneficial interest
      issued and outstanding) .............................................................          $      17.71
      Maximum sales charge (4.75%* of offering price) .....................................                   .88
                                                                                                     ------------
      Maximum offering price to public ....................................................          $      18.59
                                                                                                     ============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
      $23,331,832 and 1,319,982 shares of beneficial interest issued
      and outstanding) ....................................................................          $      17.68
                                                                                                     ============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
      $5,149,772 and 291,244 shares of beneficial interest issued
      and outstanding) ....................................................................          $      17.68
                                                                                                     ============

*ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS      21

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
Interest ..................................................................................           $13,293,058
                                                                                                      -----------
EXPENSES:
Investment Advisory Fee ...................................................................             1,383,762
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $508,505, $224,952 and $41,480, respectively) .......................................               774,937
Shareholder Services ......................................................................               134,214
Legal .....................................................................................                24,188
Trustees' Fees and Related Expenses .......................................................                20,464
Custody ...................................................................................                10,740
Other .....................................................................................               158,616
                                                                                                      -----------
   Total Expenses .........................................................................             2,506,921
   Less Credits Earned on Cash Balances ...................................................                 5,717
                                                                                                      -----------
   Net Expenses ...........................................................................             2,501,204
                                                                                                      -----------
NET INVESTMENT INCOME .....................................................................           $10,791,854
                                                                                                      ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss .........................................................................           $   (33,603)
                                                                                                      -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period ................................................................            13,094,296
   End of the Period ......................................................................            18,777,481
                                                                                                      -----------
Net Unrealized Appreciation During the Period .............................................             5,683,185
                                                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ..........................................................           $ 5,649,582
                                                                                                      ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS ................................................           $16,441,436
                                                                                                      ===========

                                 22            SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED               YEAR ENDED
                                                                  SEPTEMBER 30, 2002        SEPTEMBER 30, 2001
                                                                  ------------------        ------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income ...........................................     $ 10,791,854             $ 11,736,972
Net Realized Loss ...............................................          (33,603)                 (18,509)
Net Unrealized Appreciation During the Period ...................        5,683,185                8,146,305
                                                                      ------------             ------------
Change in Net Assets from Operations ............................       16,441,436               19,864,768
                                                                      ------------             ------------
Distributions from Net Investment Income:
    Class A Shares ..............................................      (10,261,251)              (9,478,002)
    Class B Shares ..............................................         (963,895)                (999,542)
    Class C Shares ..............................................         (177,602)                (131,063)
                                                                      ------------             ------------
Total Distributions .............................................      (11,402,748)             (10,608,607)
                                                                      ------------             ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
    ACTIVITIES ..................................................        5,038,688                9,256,161
                                                                      ------------             ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold .......................................       18,281,963               21,217,415
Net Asset Value of Shares Issued Through
    Dividend Reinvestment .......................................        6,714,616                6,076,060
Cost of Shares Repurchased ......................................      (23,005,052)             (32,409,403)
                                                                      ------------             ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
    TRANSACTIONS ................................................        1,991,527               (5,115,928)
                                                                      ------------             ------------
TOTAL INCREASE IN NET ASSETS ....................................        7,030,215                4,140,233
NET ASSETS:
Beginning of the Period .........................................      233,133,805              228,993,572
                                                                      ------------             ------------
End of the Period (Including accumulated
    undistributed net investment income of
    $359,029 and $804,320, respectively) ........................     $240,164,020             $233,133,805
                                                                      ============             ============


SEE NOTES TO FINANCIAL STATEMENTS        23

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                            NINE
                                                                                           MONTHS
CLASS A SHARES                                          YEAR ENDED SEPTEMBER 30,            ENDED          YEAR ENDED
                                                   ----------------------------------     SEPTEMBER 30,   DECEMBER 31,
                                                   2002 (c)    2001     2000     1999        1998            1997
                                                   -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................    $17.34   $16.65   $16.86   $18.24       $18.04          $17.49
                                                    ------   ------   ------   ------       ------          ------
  Net Investment Income ........................       .81      .89      .85      .89          .68             .93
  Net Realized and Unrealized
     Gain/Loss .................................       .42      .60     (.20)   (1.34)         .22             .53
                                                    ------   ------   ------   ------       ------          ------
Total from Investment
  Operations ...................................      1.23     1.49      .65     (.45)         .90            1.46
Less Distributions from Net
  Investment Income ............................       .86      .80      .86      .93          .70             .91
                                                    ------   ------   ------   ------       ------          ------
NET ASSET VALUE,
     END OF THE PERIOD .........................    $17.71   $17.34   $16.65   $16.86       $18.24          $18.04
                                                    ======   ======   ======   ======       ======          ======
Total Return (a) ...............................     7.39%    9.12%    4.12%   -2.65%       5.08%*           8.59%
Net Assets at End of
  the Period (In millions) .....................    $211.7   $204.8   $200.5   $205.4       $219.3          $223.9
Ratio of Expenses to Average
  Net Assets (b) ...............................     1.00%    1.02%    1.09%    1.04%        1.03%           1.04%
Ratio of Net Investment
  Income to Average
  Net Assets ...................................     4.77%    5.18%    5.19%    5.03%        5.06%           5.27%
Portfolio Turnover .............................       26%      26%      18%      53%         29%*             46%

* NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999.

(c) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $.01, AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .02%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

                                    24         SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                             NINE
                                                                                            MONTHS
CLASS B SHARES                                         YEAR ENDED SEPTEMBER 30,              ENDED         YEAR ENDED
                                                   ----------------------------------    SEPTEMBER 30,    DECEMBER 31,
                                                   2002 (c)    2001     2000     1999        1998            1997
                                                   -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................    $17.30   $16.63   $16.85   $18.23       $18.03          $17.48
                                                    ------   ------   ------   ------       ------          ------
  Net Investment Income ........................       .68      .75      .70      .76          .58             .79
  Net Realized and Unrealized
     Gain/Loss .................................       .43      .60     (.18)   (1.34)         .22             .53
                                                    ------   ------   ------   ------       ------          ------
Total from Investment
  Operations ...................................      1.11     1.35      .52     (.58)         .80            1.32
Less Distributions from Net
  Investment Income ............................       .73      .68      .74      .80          .60             .77
                                                    ------   ------   ------   ------       ------          ------
NET ASSET VALUE,
  END OF THE PERIOD ............................    $17.68   $17.30   $16.63   $16.85       $18.23          $18.03
                                                    ======   ======   ======   ======       ======          ======
Total Return (a) ...............................     6.66%    8.23%    3.26%   -3.37%       4.51%*           7.78%
Net Assets at End of
  the Period (In millions) .....................    $ 23.3   $ 24.7   $ 25.3   $ 50.9       $ 53.5         $  51.9
Ratio of Expenses to Average
  Net Assets (b) ...............................     1.75%    1.77%    1.83%    1.80%        1.79%           1.79%
Ratio of Net Investment
  Income to Average
  Net Assets ...................................     4.02%    4.43%    4.46%    4.28%        4.28%           4.51%
Portfolio Turnover .............................       26%      26%      18%      53%         29%*             46%

*   NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999.

(c) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .02%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS         25

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                            NINE
                                                                                           MONTHS
CLASS C SHARES                                          YEAR ENDED SEPTEMBER 30,            ENDED          YEAR ENDED
                                                   ----------------------------------    SEPTEMBER 30,    DECEMBER 31,
                                                   2002 (c)    2001     2000     1999        1998            1997
                                                   -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................    $17.31   $16.63   $16.85   $18.23       $18.03          $17.48
                                                    ------   ------   ------   ------       ------          ------
  Net Investment Income ........................       .68      .76      .72      .76          .58             .80
  Net Realized and Unrealized
     Gain/Loss .................................       .42      .60     (.20)   (1.34)         .22             .52
                                                    ------   ------   ------   ------       ------          ------
Total from Investment
  Operations ...................................      1.10     1.36      .52     (.58)         .80            1.32
Less Distributions from
  Net Investment Income ........................       .73      .68      .74      .80          .60             .78
                                                    ------   ------   ------   ------       ------          ------
NET ASSET VALUE, END OF
  THE PERIOD ...................................    $17.68   $17.31   $16.63   $16.85       $18.23          $18.03
                                                    ======   ======   ======   ======       ======          ======
Total Return (a) ...............................     6.59%    8.29%    3.26%   -3.37%       4.51%*           7.78%
Net Assets at End of
  the Period (In millions) .....................    $  5.1   $  3.6   $  3.2   $  4.3       $  3.3          $  3.0
Ratio of Expenses to Average
  Net Assets (b) ...............................     1.75%    1.77%    1.84%    1.79%        1.79%           1.79%
Ratio of Net Investment
  Income to Average
  Net Assets ...................................     4.00%    4.43%    4.45%    4.27%        4.29%           4.52%
Portfolio Turnover .............................       26%      26%      18%      53%         29%*             46%

*   NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999.

(c) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN ACCRETING MARKET DISCOUNT ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS THAN $.01, DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .02%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 30, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

                                  26          SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2002, the Fund had $3,889,624 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

      As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to October 1, 2001, the Fund did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $165,603 increase in cost of securities and a corresponding $165,603 decrease in net unrealized appreciation based on securities held by the Fund on October 1, 2001.

      The effect of this change for the year ended September 30, 2002 was to increase net investment income by $44,030, increase net unrealized depreciation by $25,755, and decrease net realized losses by $69,785. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

      The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $3,252,229, which will expire between September 30, 2003 and September 30, 2009. Of this amount, $257,976 will expire on September 30, 2003.

      At September 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes ...........................    $219,141,730
                                                                    ============
Gross tax unrealized appreciation ..............................    $ 19,858,718
Gross tax unrealized depreciation ..............................        (941,389)
                                                                    ------------
Net tax unrealized appreciation on investments .................    $ 18,917,329
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

      The tax character of distributions paid during the years ended September 30, 2002 and 2001 was as follows:

                                                    2002                2001
                                                  -------             -------
DISTRIBUTIONS PAID FROM:
   Ordinary income ..........................     $24,896             $20,537
   Long-term capital gain ...................         -0-                 -0-
                                                  =======             =======
                                                  $24,896             $20,537

      Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..........................................$23,198

      Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

F. EXPENSE REDUCTIONS During the year ended September 30, 2002, the Fund's custody fee was reduced by $5,717 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million ...............................................      0.60%
Over $500 million ................................................      0.50%

      For the year ended September 30, 2002, the Fund recognized expenses of approximately $6,500 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

      Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the fund. The Adviser allocates the cost of

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

such services to each Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $45,400 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

      Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2002, the Fund recognized expenses of approximately $113,400, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

      Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $86,800 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3.   CAPITAL TRANSACTIONS

At September 30, 2002, capital aggregated $194,306,281, $25,433,371 and
$5,252,159 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:


                                                 SHARES                  VALUE
    Sales:
       Class A ............................      725,574           $ 12,487,969
       Class B ............................      214,888              3,693,110
       Class C ............................      121,641              2,100,884
                                              ----------           ------------
    Total Sales ...........................    1,062,103           $ 18,281,963
                                              ==========           ============
    Dividend Reinvestment:
       Class A ............................      349,592           $  6,010,011
       Class B ............................       34,732                595,932
       Class C ............................        6,328                108,673
                                              ----------           ------------
    Total Dividend Reinvestment ...........      390,652           $  6,714,616
                                              ==========           ============

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

                                                 SHARES                  VALUE
    Repurchases:
       Class A ............................     (939,173)          $(16,127,610)
       Class B ............................     (355,663)            (6,100,724)
       Class C ............................      (45,395)              (776,718)
                                              ----------           ------------
    Total Repurchases .....................   (1,340,231)          $(23,005,052)
                                              ==========           ============

      At September 30, 2001, capital aggregated $191,935,911, $27,245,053 and
$3,819,320 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                 SHARES                  VALUE
    Sales:
       Class A ............................      942,870           $ 16,129,516
       Class B ............................      255,555              4,351,576
       Class C ............................       43,005                736,323
                                              ----------           ------------
    Total Sales ...........................    1,241,430           $ 21,217,415
                                              ==========           ============
    Dividend Reinvestment:
       Class A ............................      316,206           $  5,399,753
       Class B ............................       35,246                600,821
       Class C ............................        4,425                 75,486
                                              ----------           ------------
    Total Dividend Reinvestment ...........      355,877           $  6,076,060
                                              ==========           ============
    Repurchases:
       Class A ............................   (1,485,067)          $(25,310,130)
       Class B ............................     (388,677)            (6,613,697)
       Class C ............................      (28,490)              (485,576)
                                              ----------           ------------
    Total Repurchases .....................   (1,902,234)          $(32,409,403)
                                              ==========           ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2002 and 2001, 134,340 and 202,342 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                      AS A PERCENTAGE
                                                     OF DOLLAR AMOUNT
                                                     SUBJECT TO CHARGE
                                                --------------------------
YEAR OF REDEMPTION                              CLASS B            CLASS C
First ......................................     4.00 %             1.00 %
Second .....................................     3.75 %               None
Third ......................................     3.50 %               None
Fourth .....................................     2.50 %               None
Fifth ......................................     1.50 %               None
Sixth ......................................     1.00 %               None
Seventh and Thereafter .....................       None               None

      For the year ended September 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $25,400 and CDSC on redeemed shares of approximately $43,600. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $62,736,073 and $60,181,731, respectively.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2002, are payments retained by Van Kampen of approximately $206,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $20,200.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund

      We have audited the accompanying statement of assets and liabilities of the Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Pennsylvania Tax Free Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
November 7, 2002

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
    Aggressive Growth
    American Value
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity and Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    High Yield Municipal*
    Insured Tax Free Income
    Intermediate Term Municipal
       Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

-   visit our Web site at
    vankampen.com --
    to view a prospectus, select
    DOWNLOAD PROSPECTUS

[ILLUSTRATION OF PHONE]

-   call us at (800) 847-2424
    Telecommunications Device
    for the Deaf (TDD) users,
    call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]

-   e-mail us by visiting
    vankampen.com and
    selecting CONTACT US

*Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND



BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended September 30, 2002. The Fund designated 99.8% of the income distributions as a tax-exempt income distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.
--------------------------------------------------------------------------------

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees


                                                                                               NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND
                                 POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS             HELD WITH     TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                  BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)           Trustee     Trustee     Private investor. Trustee/Director       55
1632 Morning Mountain Road                   since 1991  of funds in the Fund Complex.
Raleigh, NC 27614                                        Co-founder, and prior to August
                                                         1996, Chairman, Chief Executive
                                                         Officer and President, MDT
                                                         Corporation (now known as
                                                         Getinge/Castle, Inc., a subsidiary
                                                         of Getinge Industrier AB), a
                                                         company which develops,
                                                         manufactures, markets and services
                                                         medical and scientific equipment.


                                                                                               NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND
                                 POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS             HELD WITH     TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                  BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)             Trustee     Trustee     Trustee/Director of funds in the         55       Director of Amgen Inc., a
53 Monarch Bay Drive                         since 1999  Fund Complex. Prior to January                    biotechnological company,
Dana Point, CA 92629                                     1999, Chairman and Chief Executive                and Director of Valero
                                                         Officer of the Allstate Corporation               Energy Corporation, an
                                                         ("Allstate") and Allstate Insurance               independent refining
                                                         Company. Prior to January 1995,                   company.
                                                         President and Chief Executive
                                                         Officer of Allstate. Prior to
                                                         August 1994, various management
                                                         positions at Allstate.

Linda Hutton Heagy (54)          Trustee     Trustee     Regional Managing Partner of             55
Sears Tower                                  since 1995  Heidrick & Struggles, an executive
233 South Wacker Drive                                   search firm. Trustee/Director of
Suite 7000                                               funds in the Fund Complex. Trustee
Chicago, IL 60606                                        on the University of Chicago
                                                         Hospitals Board, Vice Chair of the
                                                         Board of the YMCA of Metropolitan
                                                         Chicago and a member of the Women's
                                                         Board of the University of Chicago.
                                                         Prior to 1997, Partner, Ray &
                                                         Berndtson, Inc., an executive
                                                         recruiting firm. Prior to 1996,
                                                         Trustee of The International House
                                                         Board, a fellowship and housing
                                                         organization for international
                                                         graduate students. Formerly,
                                                         Executive Vice President of ABN
                                                         AMRO, N.A., a Dutch bank holding
                                                         company. Prior to 1992, Executive
                                                         Vice President of La Salle National
                                                         Bank.


                                                                                               NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND
                                 POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS             HELD WITH     TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                  BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (50)            Trustee     Trustee     Director and President, German           55
11 DuPont Circle, N.W.                       since 1995  Marshall Fund of the United States,
Washington, D.C. 20016                                   an independent U.S. foundation
                                                         created to deepen understanding,
                                                         promote collaboration and stimulate
                                                         exchanges of practical experience
                                                         between Americans and Europeans.
                                                         Trustee/Director of funds in the
                                                         Fund Complex. Formerly, advisor to
                                                         the Dennis Trading Group Inc., a
                                                         managed futures and option company
                                                         that invests money for individuals
                                                         and institutions. Prior to 1992,
                                                         President and Chief Executive
                                                         Officer, Director and member of the
                                                         Investment Committee of the Joyce
                                                         Foundation, a private foundation.

Jack E. Nelson (66)              Trustee     Trustee     President, Nelson Investment             55
423 Country Club Drive                       since 1995  Planning Services, Inc., a
Winter Park, FL 32789                                    financial planning company and
                                                         registered investment adviser in
                                                         the State of Florida. President,
                                                         Nelson Ivest Brokerage Services
                                                         Inc., a member of the National
                                                         Association of Securities Dealers,
                                                         Inc. and Securities Investors
                                                         Protection Corp. Trustee/Director
                                                         of funds in the Fund Complex.

                                                                                               NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND
                                 POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS             HELD WITH     TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                  BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (60)          Trustee     Trustee     Chief Communications Officer of the      55       Director of Neurogen
2101 Constitution Ave., N.W.                 since 1999  National Academy of                               Corporation, a
Room 285                                                 Sciences/National Research Council,               pharmaceutical company,
Washington, D.C. 20418                                   an independent, federally chartered               since January 1998.
                                                         policy institution, since 2001 and
                                                         previously Chief Operating Officer
                                                         from 1993 to 2001. Trustee/Director
                                                         of funds in the Fund Complex.
                                                         Director of the Institute for
                                                         Defense Analyses, a federally
                                                         funded research and development
                                                         center, Director of the German
                                                         Marshall Fund of the United States,
                                                         Trustee of Colorado College and
                                                         Vice Chair of the Board of the
                                                         Council for Excellence in
                                                         Government. Prior to 1993,
                                                         Executive Director of the
                                                         Commission on Behavioral and Social
                                                         Sciences and Education at the
                                                         National Academy of
                                                         Sciences/National Research Council.
                                                         From 1980 through 1989, Partner of
                                                         Coopers & Lybrand.

INTERESTED TRUSTEES*

                                                                                               NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND
                                 POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS             HELD WITH     TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                  BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)          Trustee     Trustee     President and Chief Operating            55
1221 Avenue of the Americas                  since 1999  Officer of Morgan Stanley
New York, NY 10020                                       Investment Management since
                                                         December 1998. President and
                                                         Director since April 1997 and Chief
                                                         Executive Officer since June 1998
                                                         of Morgan Stanley Investment
                                                         Advisors Inc. and Morgan Stanley
                                                         Services Company Inc. Chairman,
                                                         Chief Executive Officer and
                                                         Director of Morgan Stanley
                                                         Distributors Inc. since June 1998.
                                                         Chairman since June 1998, and
                                                         Director since January 1998 of
                                                         Morgan Stanley Trust. Director of
                                                         various Morgan Stanley
                                                         subsidiaries. President of the
                                                         Morgan Stanley Funds since May
                                                         1999. Trustee/Director of funds in
                                                         the Fund Complex. Previously Chief
                                                         Strategic Officer of Morgan Stanley
                                                         Investment Advisors Inc. and Morgan
                                                         Stanley Services Company Inc. and
                                                         Executive Vice President of Morgan
                                                         Stanley Distributors Inc. April
                                                         1997-June 1998, Vice President of
                                                         the Morgan Stanley Funds May
                                                         1997-April 1999, and Executive Vice
                                                         President of Dean Witter, Discover
                                                         & Co. prior to May 1997.

                                                                                               NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND
                                 POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS             HELD WITH     TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                  BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (56)     Trustee     Trustee     Chairman, President, Chief               92
1 Parkview Plaza                 and         since 1999  Executive Officer, Director and
P.O. Box 5555                    President               Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                               Investments. Chairman, Director and
                                                         Chief Executive Officer of the
                                                         Advisers, the Distributor and Van
                                                         Kampen Advisors Inc. since 1998.
                                                         Managing Director of the Advisers,
                                                         the Distributor and Van Kampen
                                                         Advisors Inc. since July 2001.
                                                         Director and Officer of certain
                                                         other subsidiaries of Van Kampen
                                                         Investments. Chief Sales and
                                                         Marketing Officer of Morgan
                                                         Stanley. Asset Management,
                                                         Trustee/Director and President or
                                                         Trustee, President and Chairman of
                                                         the Board of funds in the Fund
                                                         Complex. Prior to May 1998,
                                                         Executive Vice President and
                                                         Director of Marketing at Morgan
                                                         Stanley and Director of Dean
                                                         Witter, Discover & Co. and Dean
                                                         Witter Realty. Prior to 1996,
                                                         Director of Dean Witter Reynolds
                                                         Inc.

Wayne W. Whalen* (63)            Trustee     Trustee     Partner in the law firm of Skadden,      92
333 West Wacker Drive                        since 1995  Arps, Slate, Meagher & Flom
Chicago, IL 60606                                        (Illinois), legal counsel to funds
                                                         in the Fund Complex. Trustee/
                                                         Director/Managing General Partner
                                                         of funds in the Fund Complex.

* SUCH TRUSTEE IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS

                                                       TERM OF
                                                     OFFICE AND
                                 POSITION(S)          LENGTH OF
NAME, AGE AND ADDRESS             HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
OF OFFICER                          FUND               SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (61)             Vice President       Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                   since 1998  Investments, and Managing Director and President of the
45th Floor                                                        Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                                 President and Chief Investment Officer of funds in the Fund
                                                                  Complex. Prior to December 2000, Executive Vice President
                                                                  and Chief Investment Officer of Van Kampen Investments, and
                                                                  President and Chief Operating Officer of the Advisers. Prior
                                                                  to April 2000, Executive Vice President and Chief Investment
                                                                  Officer for Equity Investments of the Advisers. Prior to
                                                                  October 1998, Vice President and Senior Portfolio Manager
                                                                  with AIM Capital Management, Inc. Prior to February 1998,
                                                                  Senior Vice President and Portfolio Manager of Van Kampen
                                                                  American Capital Asset Management, Inc., Van Kampen American
                                                                  Capital Investment Advisory Corp. and Van Kampen American
                                                                  Capital Management, Inc.

Joseph J. McAlinden (59)         Chief Investment     Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas      Officer              since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                Management Inc. and Morgan Stanley Investments LP and
                                                                  Director of Morgan Stanley Trust for over 5 years.

                                                       TERM OF
                                                     OFFICE AND
                                 POSITION(S)          LENGTH OF
NAME, AGE AND ADDRESS             HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
OF OFFICER                          FUND               SERVED     DURING PAST 5 YEARS
A. Thomas Smith III (45)         Vice President and   Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                   Secretary            since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                      Distributor, Investor Services and certain other
New York, NY 10020                                                subsidiaries of Van Kampen Investments. Managing Director
                                                                  and General Counsel-Mutual Funds of Morgan Stanley
                                                                  Investment Advisors, Inc. Vice President or Principal Legal
                                                                  Officer and Secretary of funds in the Fund Complex. Prior to
                                                                  July 2001, Managing Director, General Counsel, Secretary and
                                                                  Director of Van Kampen Investments, the Advisers, the
                                                                  Distributor, Investor Services, and certain other
                                                                  subsidiaries of Van Kampen Investments. Prior to December
                                                                  2000, Executive Vice President, General Counsel, Secretary
                                                                  and Director of Van Kampen Investments, the Advisers, Van
                                                                  Kampen Advisors Inc., the Distributor, Investor Services and
                                                                  certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                  Counsel to New York Life Insurance Company ("New York
                                                                  Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                  Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                  Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                  1989, Staff Attorney at the Securities and Exchange
                                                                  Commission, Division of Investment Management, Office of
                                                                  Chief Counsel.

John R. Reynoldson (49)          Vice President       Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                      since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                        July 2001, Principal and Co-head of the Fixed Income
                                                                  Department of the Advisers and Van Kampen Advisors Inc.
                                                                  Prior to December 2000, Senior Vice President of the
                                                                  Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                  managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                  Reynoldson has been with Asset Management since April 1987.

                                                       TERM OF
                                                     OFFICE AND
                                 POSITION(S)          LENGTH OF
NAME, AGE AND ADDRESS             HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
OF OFFICER                          FUND               SERVED     DURING PAST 5 YEARS
John L. Sullivan (47)            Vice President,      Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza                 Chief Financial      since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181       Officer                          Officer and Treasurer of funds in the Fund Complex. Head of
                                 and Treasurer                    Fund Accounting for Morgan Stanley Investment Management.

John H. Zimmermann, III (44)     Vice President       Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                           since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                               Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                             Prior to December 2000, President of Van Kampen Insurance
                                                                  Agency of Illinois Inc., and Senior Vice President and
                                                                  Director of Van Kampen Investments. From November 1992 to
                                                                  December 1997, Mr. Zimmermann was Senior Vice President of
                                                                  the Distributor.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.


                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com


                                 [VAN KAMPEN INVESTMENTS LOGO]


                   Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                    58, 358, 558                              Member NASD/SIPC.
                    PATF ANR 11/02                             8365K02-AP-11/02